EXHIBIT 10.1

Agreement

This Agreement, this "Agreement", is entered into effective as of November 30, 2015, the "Effective Date", by and among Live Ventures Incorporated, a Nevada corporation, "Live", Isaac Capital Group, "ICG", Marquis Affiliated Holdings LLC, a Delaware limited liability company, "Purchaser", Marquis Industries, Inc., a Georgia corporation, the "Company", all of the Company's former stockholders, Timothy A. Bailey, a Georgia resident, "Bailey", Larry Heckman, a Georgia resident, "Heckman", David Stokes, a Georgia resident, "Stokes", and Mark Rowland, a Georgia resident, "Rowland", with Bailey, Heckman, Stokes, and Rowland, individually and interchangeably, a "Former Stockholder", and, in the aggregate, the "Former Stockholders", and their respective heirs, successors, and permitted assigns.

Witnesseth:

Whereas, Live, Purchaser, the Company and the Former Stockholders entered into a Stock Purchase Agreement dated July 6, 2015, the "SPA", pursuant to which Purchaser purchased from the Former Stockholders all of the issued and outstanding shares of capital stock of the Company on the terms set forth in the SPA;

Whereas, Purchaser and the Former Stockholders desire to agree upon a binding and conclusive determination of (i) the post-Closing purchase price adjustment payable under the SPA and (ii) any Cash distributable pursuant to the SPA;

Whereas, ICG and the Former Stockholders entered into an Operating Agreement for Isaac Capital Fund I, LLC, a Georgia limited liability company, "ICF", dated July 6, 2015, the "ICF Operating Agreement";

Whereas, ICG and the Former Stockholders desire to set forth their agreements regarding certain additional Capital Contributions to be made to ICF by the Former Stockholders and certain amendments to ICE Operating Agreement;

Whereas, the Former Stockholders and Live are parties to that certain Operating Agreement of Purchaser, dated effective as of July 6, 2015, the "Purchaser Operating Agreement";

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Whereas, the Former Stockholders collectively own a 20% Percentage Interest in Purchaser, with the respective individual Percentage Interests of the Former Stockholders shown on Schedule A hereto, and Live owns an 80% Percentage Interest in Purchaser (as the term "Percentage Interest" is defined in the Purchaser Operating Agreement); and

Whereas, on the terms set forth in this Agreement, the Former Stockholders desire to sell, assign, transfer, and deliver to Live, and Live desires to purchase from the Former Stockholders, all of the Member Interests (as defined in the Purchaser Operating Agreement) of the Former Stockholders.

Now, therefore, in consideration of the aforementioned premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties have agreed and by the presents do agree as follows:

1. Capitalized Terms under the SPA.

Live, Purchaser, the Company and the Former Stockholders hereby agree that all capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to those capitalized terms in the SPA unless those terms refer to capitalized terms in the Purchaser Operating Agreement or the ICF Operating Agreement.

2. Post-Closing Purchase Price Adjustment under the SPA.

Live, Purchaser, the Company and the Former Stockholders hereby agree that the amount of the post-Closing purchase price adjustment owed by Purchaser to the Former Stockholders, in full and final satisfaction of all purchase price adjustments contemplated by Section 2.05 of the SPA, is $310,661, which shall be paid by Purchaser to the Former Stockholders by an increase of $310,661 in the principal indebtedness due under the Note (as defined in the ICF Operating Agreement), the "ICF Note". ICG and the Former Stockholders hereby agree that each of the Former Stockholders shall be deemed to have made an additional Capital Contribution (as defined in the ICF Operating Agreement) to ICF on the Effective Date in an amount equal to such Former Stockholder's proportionate share, based upon each such Former Stockholder's Member Interest (as defined in the ICF Operating Agreement), of $310,661 and the respective Capital Accounts (as defined in the ICF Operating Agreement) of the Former Stockholders will be increased in corresponding amounts.

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3. Waiver.

The Former Stockholders hereby waive any and all claims that such party had, has or may ever have pursuant to Section 2.05 or Section 3.01 of the SPA, excluding any claim arising under this Agreement.

4. Payment of Cash, Prepayment of the ICF Note.

Subject to obtaining the consent of Bank of America, the Company shall pay Cash in the amount of $846,247 to ICE as a prepayment of the ICF Note on or around the Effective Date.

5. Distribution to the Former Stockholders.

Subject to obtaining the consent of Bank of America, ICE shall distribute $846,247 to the Former Stockholders, proportionately based upon their respective Member Interests (as defined in the ICF Operating Agreement), by wire transfer on or around the Effective Date pursuant to wire transfer instructions as set forth in Exhibit A.

6. Purchase of the Former Stockholders' Equity Interests in Purchaser.

For the Purchase Price specified below in this Section 6, effective as of the Effective Date, each of the Former Stockholders hereby sells, assigns, transfers, and delivers to Live all of such Former Stockholder's right, title and interest in and to his entire Member Interest, in the Percentage Interest set forth opposite such Former Stockholder's name on Schedule A attached hereto, free and clear of all Encumbrances (as defined below), and Live hereby accepts such sale, assignment and transfer of such Member Interests (the "Purchase Transaction"). The terms "Member Interest" and "Percentage Interest" as used in this Section 6 shall have the meanings ascribed to them in the Purchaser Operating Agreement.

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In consideration for the sale of all of the Member Interests of the Former Stockholders (collectively, the "Purchased Interests"), Live shall pay to the Former Stockholders, proportionately in accordance with their respective Percentage Interests shown on Schedule A attached hereto, an aggregate purchase price equal to $2,000,000 (the "Purchase Price"), payable as follows: (i) $1,500,000 shall be paid on or around the Effective Date by wire transfer of immediately available funds pursuant to the wire transfer instructions set forth in Exhibit B and (ii) $500,000 shall be paid pursuant to a promissory note by Live in favor of the Former Stockholders, in the form attached as Exhibit C, the "Live Note", the receipt and sufficiency of which are hereby acknowledged.

To secure the Live Note, Live has executed and delivered to the Former Stockholders an Equity Interests Pledge Agreement , in the form attached as Exhibit D, with the endorsed in blank equity certificate representing all of the Purchased Interests, the receipt and sufficiency of which are hereby acknowledged.

Each Former Stockholder hereby represents and warrants to Live that: (i) such Former Stockholder is the owner of record and sole beneficial owner of his entire Member Interest in the Percentage Interest shown on Schedule A attached hereto; (ii) such Former Stockholder owns such Member Interest free and clear of all liens, security interests, encumbrances, pledges, charges, claims, and restrictions on transfer (except restrictions on transfer as set forth in the Operating Agreement) of any nature whatsoever ("Encumbrances"); (iii) such Member Interest represents 100% of the Member Interest in the Company owned beneficially and of record by such Former Stockholder; (iv) except as may be set forth in the Purchaser Operating Agreement, there are no voting trusts, member agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of such Member Interest to which such Former Stockholder is a party or bound; (v) such Former Stockholder has not granted any rights or other interests in or to such Member Interest to any person or entity whatsoever; (vi) such Former Stockholder has full capacity to execute and deliver this Agreement and to consummate the Purchase Transaction; (vii) this Agreement has been duly and validly executed and delivered by such Former Stockholder and constitutes a valid and binding obligation of him, enforceable against him in accordance with its terms;

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(viii) no filing with, and no permit, authorization, consent, or approval of, any governmental authority or any other person or entity is required to be made or obtained by such Former Stockholder for the execution and delivery of this Agreement or the consummation of the Purchase Transaction; (ix) neither the execution and delivery of this Agreement by such Former Stockholder nor the consummation by him of the Purchase Transaction nor compliance by him with any of the provisions hereof will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation, or acceleration under, any indenture, license, contract, agreement, or other instrument or obligation to which he is a party or by which he or any of his properties or assets may be bound, or violate any order, writ, injunction, decree, statute, rule, or regulation applicable to him or to any of his properties or assets; and (x) such Former Stockholder has obtained the advice of independent counsel and tax advisors of his choice in connection with this Agreement and the Purchase Transaction or has knowingly elected not to receive such counsel or advice.

Effective as of the Effective Date, other than in respect of any Claim (as defined below) arising out of or under this Agreement, each Former Stockholder, on behalf of himself and his executors, administrators, beneficiaries, personal representatives, heirs, successors, and assigns, hereby releases absolutely and forever, and irrevocably discharges, Purchaser, Live, and their respective officers, members, stockholders, representatives, successors, and assigns (collectively, the "Purchaser/Live Released Parties"), of and from any and all proceedings, claims, disputes, suits, disagreements, demands, damages, losses, accounts, debts, liabilities, judgments, agreements, covenants, contracts, controversies, obligations, liens, actions and causes of action, and claims for relief of every kind and nature whatsoever, whether at law or in equity, whether now known or unknown (the "Claims"), that such Former Stockholder had, now has, or hereafter may have, against any of the Purchaser/Live Released Parties arising out of or under the Purchaser Operating Agreement in respect of any act, omission, circumstance, or event that occurred on or prior to the Effective Date.

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7. Amendment to ICF Operating Agreement.

Effective as of the Effective Date, ICG and the Former Stockholders have executed the first amendment to the ICF Operating Agreement in the form attached as Exhibit E.

8. Amendment to Purchaser Operating Agreement.

Effective as of the Effective Date, Live and the Former Stockholders have executed the first amendment to the Purchaser Operating Agreement in the form attached as Exhibit F.

9. Counterparts and Signatures.

This Agreement may be executed in counterparts, each of which shall for all purposes be deemed an original, and all of such counterparts shall together constitute one and the same agreement. This Agreement may be executed via signatures exchanged by facsimile or pdf, which signatures shall be as valid as an original.

10. Expenses.

All the expenses of the parties incurred in connection with this Agreement shall be borne by the Company.

11. Ratification of the Stock Purchase Agreement.

Live, Purchaser, the Company and the Former Stockholders hereby ratify the provisions of the SPA, as herein amended or finally determined.

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12. Entire Agreement.

This Agreement, with the Exhibits hereto, the SPA, the ICF Operating Agreement as amended and the Purchaser Operating Agreement as amended are the entire agreements among the parties hereto with the respect to the subject matter hereof and thereof and no representations or promises not

Witness our hands and seals at the date set forth above:

Live:

Live Ventures Incorporated

By: /s/ Jon Isaac
Jon Isaac, President and Chief Executive Officer
[Corporate Seal]

Purchaser:

Marquis Affiliated Holdings LLC

By: /s/ Jon Issac
Jon Isaac, President and Chief Executive Officer
[Company Seal]

ICG:

Isaac Capital Group

By: /s/ Jon Issac
Jon Isaac,
[Corporate Seal]

The Company:

Marquis Industries, Inc.

By: /s/ Timothy A. Bailey
Timothy A Bailey, President

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Former Stockholders:

/s/ Timothy A. Bailey (L.S.)
Timothy A. Bailey

/s/ Larry Heckman (L.S.)
Larry Heckman

/s/ David Stokes (L.S.)
David Stokes

/s/ Mark Rowland (L.S.)
Mark Rowland

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Exhibit A

Wire Instructions for Cash Distribution

(attached)

Exhibit A to the Master Agreement

Timothy A. Bailey

Capital Contribution ($310,661 X 56.4875%):	$175,484.63

Wire amount for partial redemption of Interest:
($846,247 X 56.4875%):	$478,023.77

Wiring Instructions:

Name of Account:	Rhonda Bailey and Timothy A. Bailey
Receiving Bank:	Synovus Bank/Columbus Bank and Trust
Address:	1148 Broadway, Columbus, GA 31901
Bank ABA No.:	061100606
Beneficiary Bank	Cohutta Bank
Routing No.:	061107201
Account No.:	1004270607
Name of Account:	Rhonda Bailey and Timothy A. Bailey

Larry Heckman

Capital Contribution ($310,661 X 24.4207%):	$ 75,865.59

Wire amount for partial redemption of Interest:

($846,247 X 24.4207%):	$206,659.44

Wiring Instructions:

Name of Account:	Larry and Kay Heckman
Bank Name:	FSG Bank NA
Address:	531 Broad Street
Chattanooga, TN 37402
For Credit:	Larry and Kay Heckman
Bank ABA No.:	061308592
Bank Account No.:	1000066736
Bank Contact Person:	Heather A. Dixon
(706) 428-2518

David Lee Stokes

Capital Contribution ($310,661 X 13.1791%):	$ 40,942.32

Wire amount for partial redemption of Interest:

($846,247 X 13.1791%):	$111,527.74

Wiring Instruction:

Name of Account:	David Lee Stokes and Janice Lynn Stokes
Bank Name:	Wells Fargo
Bank Address:	315 Wall Street
Calhoun, GA 30701
ABA No.:	121000248
Account No.:	6949200544
Bank Contact:	Darlene Jones
(706) 625-6704

Mark Rowland

Capital Contribution ($310,661 X 5.9127%):	$ 18,368.46

Wire amount for partial redemption of Interest:

($846,247 X 5.9127%):	$ 50,036.05

Wiring Instructions:

Name of Account:	Mark and Melissa Rowland
Beneficiary Bank:	Wells Fargo Bank, N.A.
Bank Address:	420 Montgomery
San Francisco, CA 94104
ABA No.: 121000248
Account No.:	1100110327514
Contact at Bank:	Ken Kincaid
706-275-8209

Exhibit B

Wire Instructions for Closing Payment

(attached)

Exhibit B to Master Agreement

Timothy A. Bailey, Selling Stockholder

Wire amount: $847,312.50 (56.4875% X $1,500,000)

Wiring Instructions:

Name of Account:	Rhonda Bailey and Timothy A. Bailey
Receiving Bank:	Synovus Bank/Columbus Bank and Trust
Address:	1148 Broadway, Columbus, GA 31901
Bank ABA No.:	061100606
Beneficiary Bank:	Cohutta Bank
Routing No.:	061107201
Account No.:	1004270607
Name of Account:	Rhonda Bailey and Timothy A. Bailey

Larry Heckman, Selling Stockholder

Wire Amount: $366,310.50 (24.4207% X $1,500,000)

Wiring Instructions:

Name of Account:	Larry and Kay Heckman
Bank Name:	FSG Bank NA
Address:	531 Broad Street
Chattanooga, TN 37402
For Credit:	Larry and Kay Heckman
Bank ABA No.:	061308592
Bank Account No.:	1000066736
Bank Contact Person:	Heather A. Dixon
(706) 428-2518

David Lee Stokes, Selling Stockholder

Wire amount: $197,686.50 (13.1791% X $1,500,000)

Wiring Instruction:

Name of Account:	David Lee Stokes and Janice Lynn Stokes
Bank Name:	Wells Fargo
Bank Address:	315 Wall Street, Calhoun, GA 30701
ABA No.:	121000248
Account No.:	6949200544
Bank Contact:	Darlene Jones
(706) 625-6704

Mark Rowland, Selling Stockholder

Wire Amount: $88,690.50 (5.9127% X $1,500,000)

Wiring Instructions:

Name of Account:	Mark and Melissa Rowland
Beneficiary Bank:	Wells Fargo Bank, N.A.
Bank Address:	420 Montgomery
San Francisco, CA 94104
ABA No.:	121000248
Account No.:	1100110327514
Contact at Bank:	Ken Kincaid
706-275-8209

Exhibit C

Form of Live Note

(attached)

Promissory Note

(Fixed Rate of Interest)

U.S.$500,000.00	November 30, 2015

FOR VALUE RECEIVED, Live Ventures Incorporated, a Nevada corporation ("Obligor"), promises to pay to the order of Timothy A. Bailey, Larry Heckman, David Stokes, and Mark Rowland, Georgia residents (and hereinafter, together with any holder hereof, called "Holders"), at 2743 G.I. Maddox Parkway, Chatsworth, GA 30705 (or at such other place as the Holders may designate in writing to Obligor) and proportionately in accordance with the percentage interests set forth hi Schedule I hereto, the principal amount of U.S. Five Hundred Thousand Dollars ($500,000.00). This Promissory Note (this "Note") is being delivered pursuant to that certain Agreement, dated as of the date hereof, by and among Obligor, the Holders, and the other parties named therein, pursuant to which, among other things, Obligor purchased all of the equity interests held by Holders in Marquis Affiliated Holdings LLC, with a portion of the purchase price therefor being paid pursuant to this Note.

Obligor shall pay interest (calculated on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed) on the unpaid balance of principal hereof from time to time outstanding, from the date hereof until the principal balance is paid hi full, at a fixed rate of two percent (2.00%).

On February 1, 2016, this Note shall mature and Obligor shall pay to Holders, proportionately in accordance with the percentage interests set forth in Schedule I hereto and by wire transfer in immediately available funds to accounts designated by the Holders in writing, the principal and accrued interest under this Note.

This Note may be prepaid at any time

Principal and interest on this Note shall be payable and paid in lawful money of the United States of America.

Time is of the essence of this Note and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, Obligor agrees to pay all costs of collection, including reasonable out-of-pocket attorneys' fees and not statutory attorney's fees authorized by O.C. G.A. 13-1-11 if collected by or through an attorney.

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In the event of a default in any payment to the Holders, Holders may declare the entire balance due under this Note immediately due and payable.

This Note is secured by an Equity Interests Pledge Agreement between Obligor and Holders of even date, and a default in that agreement shall be a default under this Note.

The provisions of this Note shall be construed and interpreted and all rights and obligations of the parties hereunder determined in accordance with the laws of the State of Georgia.

IN WITNESS WHEREOF, Obligor has caused this Note to be executed, sealed and delivered in Georgia, as of the day and year first above written.

Obligor:

Live Ventures Incorporated

By:__________________
Jon Isaac, President and Chief Executive Officer
[Corporate Seal]

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Schedule I

Name of Stockholder	Percentage Interest
Timothy Bailey	56.4875%
Larry Heckman	24.4207%
David Stokes	13.1791%
Mark Rowland	5.9127%

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Exhibit D

Form of Equity Interests Pledge Agreement

(attached)

EQUITY INTERESTS PLEDGE AGREEMENT

This Equity Interests Pledge Agreement (hereinafter called "Agreement") is made effective as of November 30, 2015 (the "Effective Date"), by and between Live Ventures Incorporated, a Nevada corporation, (hereinafter called "Pledgor"), and Timothy A. Bailey ("Bailey"), Larry Heckman, David Stokes, and Mark Rowland, Georgia residents (hereinafter, in the aggregate, "Pledgees"), and their respective heirs, successors and assigns.

Witnesseth:

Whereas, pursuant to that certain Agreement, dated as of the Effective Date (the "Master Agreement"), by and among Pledgor, Pledgees, and the other parties named therein, Pledgor (i) purchased all of the equity interests held by Pledgees in Marquis Affiliated Holdings LLC and (ii) executed and delivered that certain Promissory Note, dated as of the Effective Date (the "Note"), to the Pledgees in the principal amount of Five Hundred Thousand Dollars ($500,000) for payment of a portion of the purchase price for such equity interests; and

Whereas, the parties desire to secure Pledgor's obligations under the Note to Pledgees pursuant to this Agreement;

Now, therefore, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto have agreed and by these presents do agree as follows:

To secure Pledgor's obligations to Pledgees under the Note, Pledgor hereby grants, and Pledgees hereby receive, a security interest in the equity interests represented by the certificate identified on Exhibit A attached (the "Equity Interests"), in proportion to the percentage interests set forth on Schedule I hereto, and with the execution of this Agreement, Pledgor has delivered the original equity interest certificate representing the Equity Interests, with a blank power of endorsement in favor of Pledgees, the receipt and sufficiency of which are herewith acknowledged, and Pledgees shall hold the certificate representing the Equity Interests, which shall remain pledged to the Pledgees until Pledgor's obligations to Pledgees under the Note have been satisfied.

Subject to the accuracy of the representations and warranties of the Pledgees set forth in the Master Agreement, Pledgor represents, wan-ants, and covenants that its owns the Equity Interests, free and clear of any liens other thanthe liens set forth in this Agreement, and has not granted, conveyed, transferred or hypothecated any rights in the Equity Interests to any other person.

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The Pledgees agree that, unless an event of default shall have occurred and be continuing, the Pledgor may (i) vote and give consents, ratifications and waivers with respect to the Equity Interests and (ii) receive and retain all dividends and other distributions with respect to the Equity Interests.

Upon the occurrence and during the continuance of any event of default under the Note, Pledgees shall have all rights inuring to Pledgees under the Uniform Commercial Code in effect in the State of Georgia.

An event of default shall mean a default in the terms under the Note.

Expenses of retaking, holding, selling or the like, due to an event of default, including Pledgees' reasonable out-of-pocket attorneys' fees and not statutory attorney's fees authorized by O.C.G.A. 13-1-11, if collected by and through an attorney of law, shall be paid by Pledgor.

Pledgor hereby appoints Bailey, as the representative of the Pledgees, as its attorney-in-fact, and this power, being coupled with an interest, is and shall be irrevocable while Pledgor's obligations under the Note are outstanding. Upon the occurrence and during the continuance of any event of default under the Note, Bailey, as the representative of the Pledgees and as Pledgor's attorney-in-fact, may, in addition to all of the remedies afforded Pledgees under this Agreement or the Note, exercise any right of Pledgor in the Equity Interests.

No waiver of any rights or powers of Pledgees or consent by them shall be valid unless in writing signed by all of the Pledgees. The rights and powers herein given to Pledgees are in addition to all other rights arising under the Note.

Upon the satisfaction of Pledgor's obligations under the Note, Pledgees shall duly assign, transfer, and deliver the certificate representing the Equity Interests to the Pledgor in the form received and, if requested by Pledgor, execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction of the Note and termination of this Agreement.

This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia.

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This Agreement, the Note, the Master Agreement and the contemporaneous deliveries described in the Master Agreement are the entire agreement between the parties with respect to the subject matter hereof and thereof and no representations not included herein or therein have been made or relied upon by any party in reaching this Agreement.

WITNESS our hands and seals the day and year first above written.

PLEDGOR:

Live Ventures Incorporated

By:
Jon Isaac, President and Chief Executive Officer
[Corporate Seal]

pPLEDGEES:

(L.S.)
Timothy A. Bailey

(L.S.)
Larry Heckman

(L.S.)
David Stokes

(L.S.)
Mark Rowland

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Schedule I

Pledgee	Percentage Interest
Bailey	11.298%
HecKMan	4.884%
Stokes	2.636%
Rowland	1.182%

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Exhibit A

Equity Interest Certificate

Certificate	Member	Percentage Interest
No. 6	Live Ventures Incorporated	20.000%

Exhibit E

Amendment to ICF Operating Agreement

(attached)

Amendment to the Operating Agreement of
Isaac Capital Fund 1, LLC

This Amendment to the Operating Agreement of Isaac Capital Fund I, LLC, this "Amendment", is made effective as of November 30, 2015 (the "Effective Date"), by and among the Isaac Capital Group (the "ICG Member"), Timothy A. Bailey, a Georgia resident ("Bailey"), Larry Heckman, a Georgia resident ("Heckman"), David Stokes, a Georgia resident ("Stokes"), and Mark Rowland, a Georgia resident ("Rowland") (with Bailey, Heckman, Stokes, and Rowland, in the aggregate, the "Marquis Members"), and Isaac Capital Fund I, LLC, a Georgia limited liability company (the "Company"), and their respective heirs, successor and assigns.

Witnesseth:

Whereas, the parties entered into an Operating Agreement dated July 6, 2015 (the "Operating Agreement") for the Company;

Whereas, Live and the Marquis Members, among other parties, have entered into that certain Agreement, dated as of the Effective Date (the "Master Agreement"), pursuant to which they have agreed, among other things, (i) upon a binding and conclusive determination of a post-closing purchase price adjustment in an aggregate amount of $310,661 owed by Purchaser (as defined in the Master Agreement) to the Marquis Members pursuant to the SPA (as defined in the Master Agreement) and (ii) that such purchase price adjustment amount will be paid by a principal advance of $310,661 pursuant to the terms of the Note and funded with additional Capital Contributions by the Marquis Members to the Company in an aggregate amount of $310,661; and

Whereas, the parties desire to amend the Operating Agreement to accomplish their respective objectives;

Now, therefore, in consideration of the aforementioned premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties have agreed and by these presents do agree as follows:

1. Capitalized Terms Under the Operating Agreement.

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The parties hereby agree that all capitalized terms used in this Amendment shall have the meanings ascribed to those capitalized terms in the Operating Agreement.

2. Additional Capital Contribution by the Marquis Members.

Effective as of the Effective Date, the Marquis Members have made additional Capital Contributions to the Company in the aggregate amount of $310,661, allocated among the Marquis Members as set forth in Exhibit A.

3. Increase in the Note.

Effective as of the Effective Date, the Company has lent an additional $310,661 to the Borrowers pursuant to the terms of the Note.

4. Deletion of Section 3.02 (Additional Capital Contributions) of the Operating Agreement.

Section 3.02 of the Operating Agreement is deleted in its entirety.

5. Modification of Article 5 of the Operating Agreement.

Article 5 of the Operating Agreement is deleted in its entirety. The definitions of Distributable Cash and Tax Distributions in the Operating Agreement are deleted in their entirety.

A new Article 5 is substituted in its entirety as follows:

"5.01 Distributions of Interest on the Restated Note.

Quarterly, the Company shall distribute the interest received on the Note to the Members in proportion to their Percentage Interests.

5.02 Distributions of Principal on the Restated Note and Redemption of Marquis Members' Interests.

As payments of principal are received on the Note by the Company, the Company shall pay those principal payments to the Marquis Members as a partial redemption of their Interests allocated 2 proportionately among the Marquis Members according to their respective Percentage Interests until the Interests of the Marquis Members have been fully redeemed before distributing any principal payments to the ICG Member."

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The parties agree that the prepayment of principal received on or around the Effective Date in connection with the execution of this Amendment in the amount of $846,247 shall be distributed to the Marquis Members pursuant to wire transfer instructions as set forth in Exhibit A.

6. Modification of Section 6.01 (Management of the Company) of the Operating Agreement.

Section 6.01 of the Operating Agreement is deleted in its entirety and a new Section 6.01 is substituted in its entirety as follows:

"6.01 Management of the Company. Except for those matters for which the approval or consent of the Members is expressly required by this Agreement (including Section 6.02) or by nonwaivable provisions of the Act, the business and affairs of the Company shall be managed, operated, and controlled by a manager (the "Manager"). The initial Manager shall be Bailey. Any successor Manager shall be appointed by a majority of the Marquis Members until they as a group no longer hold any Interests in the Company. The Manager shall serve without compensation. The Manager shall have, and is hereby granted, the full and complete power, authority, and discretion for, on behalf of, and in the name of the Company, to take such actions as he may in his sole discretion deem necessary or advisable to carry out the purposes of the Company as set forth in Section 2.06, subject only to the terms of this Agreement (including Section 6.02) and the Act. Except as required by the Act or other applicable law, and except as expressly set forth in this Agreement (including Section 6.02), matters shall not be referred to the Members or require their vote thereon."

7. No Amendment of Operating Agreement without Unanimous Member Approval.

No further amendment of the Operating Agreement shall be effective unless adopted by all the Members.

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8. Controlling Document.

In the event that there are inconsistencies between this Amendment and the Operating Agreement, this Amendment shall control.

9. Counterparts and Signatures.

This Amendment may be executed in counterparts, each of which shall for all purposes be deemed an original, and all of such counterparts shall together constitute one and the same agreement. This Amendment may be executed via signatures exchanged by facsimile or pdf, which signatures shall be as valid as originals.

10. Expenses.

All the expenses of the parties incurred in connection with this Amendment shall be borne by Marquis Industries, Inc.

11. Ratification of Operating Agreement.

The parties hereby ratify the provisions of the Operating Agreement as herein amended.

12. Entire Agreement.

This Amendment with the Exhibits hereto and the Operating Agreement are the entire agreement between the parties with respect to the subject matter hereof and thereof and no representations or promises not included herein or therein have been made or relied upon by any party to this Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the Effective Date.

Isaac Capital Fund I, LLC

By:______________
Name: Timothy A. Bailey
Title: Manager [Company Seal]
Isaac Capital Group

By:______________
Name: Jon Isaac
Title:_____
[Corporate Seal]

Marquis Members:

_______________(L.S.)
Timothy A. Bailey

_______________(L.S.)
Larry Heckman

_______________(L.S.)
David Stokes

________________(L.S.)
Mark Rowland

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Exhibit A

Allocations of Additional Capital Contributions and Wire Instructions

(attached)

Exhibit A to the Amendment to the ICE Operating Agreement

Timothy A. Bailey
Capital Contribution ($310,661 X 56.4875%):	$175,484.63

Wire amount for partial redemption of Interest:
($846,247 X 56.4875%):	$478,023.77

Wiring Instructions:

Name of Account:	Rhonda Bailey and Timothy A. Bailey
Receiving Bank:	Synovus Bank/Columbus Bank and Trust
Address:	1148 Broadway, Columbus, GA 31901
Bank ABA No.:	061100606
Beneficiary Bank:	Cohutta Bank
Routing No.:	061107201
Account No.:	1004270607
Name of Account:	Rhonda Bailey and Timothy A. Bailey

Larry Heckman

Capital Contribution ($310,661 X 24.4207%):	$ 75,865.59

Wire amount for partial redemption of Interest:

($846,247 X 24.4207%):	$206,659.44

Wiring Instructions:

Name of Account:	Larry and Kay Heckman
Bank Name:	FSG Bank NA
Address:	531 Broad Street
Chattanooga, TN 37402
For Credit:	Larry and Kay Heckman
Bank ABA No.:	061308592
Bank Account No.:	1000066736
Bank Contact Person:	Heather A. Dixon
(706) 428-2518

David Lee Stokes

Capital Contribution ($310,661 X 13.1791%):	$ 40,942.32

Wire amount for partial redemption of Interest:

($846,247 X 13.1791%):	$111,527.74

Wiring Instruction:

Name of Account:	David Lee Stokes and Janice Lynn Stokes
Bank Name:	Wells Fargo
Bank Address:	315 Wall Street
Calhoun, GA 30701
ABA No.:	121000248
Account No.:	6949200544
Bank Contact:	Darlene Jones
(706) 625-6704

Mark Rowland

Capital Contribution ($310,661 X 5.9127%):	$ 18,368.46

Wire amount for partial redemption of Interest:

($846,247 X 5.9127%):	$ 50,036.05

Wiring Instructions:

Name of Account:	Mark and Melissa Rowland
Beneficiary Bank:	Wells Fargo Bank, N.A.
Bank Address:	420 Montgomery
San Francisco, CA 94104
ABA No.:	121000248
Account No.:	1100110327514
Contact at Bank:	Ken Kincaid
706-275-8209

Exhibit F

Amendment to Purchaser Operating Agreement

(attached)

AMENDMENT TO THE OPERATING AGREEMENT OF
MARQUIS AFFILIATED HOLDINGS LLC

This Amendment to the Operating Agreement (this "Amendment") of Marquis Affiliated Holdings LLC, a Delaware limited liability company (the "Company"), shall be effective at 12:01 a.m., Eastern Standard Time, on November 30, 2015 (the "Effective Date"), by and among the Company, Live Ventures Incorporated, a Nevada corporation (the "Live Member"), Timothy A. Bailey, a Georgia resident ("Bailey"), Larry Heckman, a Georgia resident ("Heckman"), David Stokes, a Georgia resident ("Stokes"), and Mark Rowland, a Georgia resident ("Rowland") (with Bailey, Heckman, Stokes, and Rowland, in the aggregate, the "Marquis Members"), and their respective heirs, successors and assigns.

Whereas, the parties executed an Operating Agreement for the Company effective on July 6, 2015 (the "Operating Agreement"); and

Whereas, by contemporaneous agreement executed and delivered by the parties effective as of the Effective Date, the Live Member has purchased all of the Interests held by the Marquis Members for a purchase price of Two Million Dollars ($2,000,000), with One Million Five Hundred Thousand Dollars ($1,500,000) paid in cash and the balance financed pursuant to a Promissory Note, dated effective as of the Effective Date (the "Note"), by the Live Member in favor of the Marquis Members and secured by the Equity Interest Pledge Agreement, dated effective as of the Effective Date (the "Equity Interest Pledge Agreement"), by the Live Member in favor of the Marquis Members; and

Whereas, the parties desire to amend the Operating Agreement to accomplish their respective objectives;

Now, therefore, in consideration of the aforementioned premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties have agreed and by these presents do agree as follows:

1. Capitalized Terms Under the Operating Agreement.

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The parties hereby agree that all capitalized terms used but not defined in this Amendment shall have the meanings ascribed to those capitalized terms in the Operating Agreement.

2. New Definitions.

Article 1 of the Operating Agreement is hereby amended to add the following new defined terms:

"Equity Interest Certificates" means the certificates, in the form approved by the Board, representing the Percentage Interests of the Initial Members as set forth in Schedule A to the Operating Agreement.

"Note" means that certain Promissory Note, dated November 30, 2015, in the original principal amount of $500,000, payable by the Live Member to the Marquis Members.

The parties acknowledge that the Equity Interest Certificates have been duly executed and delivered to the Initial Members, the receipt and sufficiency of which are acknowledged.

3. Modification of Section 6.01(b) (Board Composition).

The opening sentence of Section 6.01(b) of the Operating Agreement is stricken in its entirety and a new opening sentence is substituted as follows:

"Section 6.01(b) Board Composition. For so long as the Marquis Members own their Interests or the Note is unpaid, the Board shall consist of three directors, comprised as follows:"

4. Modification to Section 9.02(c).

A new sentence shall be added to the end of Section 9.02(c) of the Operating Agreement to read as follows:

"While the Note remains unpaid, Equity Interest Certificate No. 6 in the name of the Live Member and representing all of the Interests purchased by the Live Member from the Marquis Members, constituting 20% of all of the Percentage Interests in the Company, has been pledged to the Marquis Members pursuant to the terms of an Equity Interest Pledge Agreement."

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5. Controlling Document.

In the event that there are inconsistencies between this Amendment and the Operating Agreement, this Amendment shall control.

6. Counterparts and Signatures.

This Amendment may be executed in counterparts, each of which shall for all purposes be deemed an original, and all of such counterparts shall together constitute one and the same agreement. The Agreement may be executed via signatures exchanged by facsimile or pdf, which signatures shall be as valid as originals.

7. Expenses.

All the expenses of the parties incurred in connection with this Amendment shall be borne by Marquis Industries, Inc.

8. Ratification of Operating Agreement.

The parties have ratified the provisions of the Operating Agreement as herein amended.

9. Entire Agreement.

This Amendment and the Operating Agreement are the entire agreement between the parties with respect to the subject matter hereof and thereof and no representations or promises not included herein or therein have been made or relied upon by any party to this Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the Effective Date.

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The Company:

Marquis Affiliated Holdings LLC

By:______________
Name: Jon Isaac
Title: Chief Executive Officer [Company Seal]

Live Member:

Live Ventures Incorporated

By:______________
Name: Jon Isaac
Title: Chief Executive Officer
[Corporate Seal]

Marquis Members:

_______________(L.S.)
Timothy A. Bailey

_______________(L.S.)
Larry Heckman

_______________(L.S.)
David Stokes

________________(L.S.)
Mark Rowland

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Schedule A to Amendment to MAH Operating Agreement

Equity Interest Certificate No. 1

Marquis Affiliated Holdings, LLC

A Delaware Limited Liability Company

This Equity Interest Certificate No. 1 certifies that Live Ventures Incorporated, a Nevada corporation, has contributed Four Million Eight Hundred Thousand Dollars ($4,800,000) to the initial capital of the Company and is the owner of an eighty percent (80%) Percentage Interest in the Company, which is fully paid and non-assessable.

The Interests represented by this Equity Interest Certificate No. 1 are not freely transferrable and only may be transferred hi accordance with the terms of the Operating Agreement for the Company, dated as of July 6, 2015 (the "Operating Agreement"), among the Company and its Members, the terms of which are incorporated herein by reference. A copy of the Operating Agreement may be inspected at the principal offices of the Company. Capitalized terms used but not defined herein have the meanings given to them in the Operating Agreement.

Effective as of the 6th day of July, 2015.

________________
Jon Isaac, Chief Executive Officer
[Corporate Seal]